UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: September 9, 2014 (Date of earliest event reported)

DARDEN RESTAURANTS, INC.

(Exact name of registrant as specified in its charter)

Commission File Number: 1-13666

Florida	59-3305930
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

1000 Darden Center Drive, Orlando, Florida 32837

(Address of principal executive offices, including zip code)

(407) 245-4000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On September 9, 2014, Darden Restaurants, Inc. (the “Company”) issued a news release entitled “Darden Files Definitive Proxy Materials and Two Investor Presentations in Connection with 2014 Annual Meeting” and two investor presentations entitled “Analytical Insights into Starboard’s Proposed Transactions as Requested by and for the Benefit of Shareholders” and “Providing Shareholders the Balance of Fresh Perspectives and Continuity to Support Continued Progress and Success.” Each of the release and both investment presentations are dated September 9, 2014. Copies of the release and investor presentations are furnished as Exhibits 99.1, 99.2 and 99.3 to this Current Report on Form 8-K and incorporated by reference in their entirety to this Item 8.01.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

99.1	News release dated September 9, 2014, entitled “Darden Files Definitive Proxy Materials and Two Investor Presentations in Connection with 2014 Annual Meeting”

99.2	Presentation dated September 9, 2014, entitled “Analytical Insights into Starboard’s Proposed Transactions as Requested by and for the Benefit of Shareholders”

99.3	Presentation dated September 9, 2014, entitled “Providing Shareholders the Balance of Fresh Perspectives and Continuity to Support Continued Progress and Success”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DARDEN RESTAURANTS, INC.

By:	/s/ Teresa M. Sebastian
Teresa M. Sebastian
Senior Vice President, General Counsel, Chief Compliance Officer and Corporate Secretary

Date: September 9, 2014

EXHIBIT INDEX

Exhibit Number	Description

99.1	News release dated September 9, 2014, entitled “Darden Files Definitive Proxy Materials and Two Investor Presentations in Connection with 2014 Annual Meeting”

99.2	Presentation dated September 9, 2014, entitled “Analytical Insights into Starboard’s Proposed Transactions as Requested by and for the Benefit of Shareholders”

99.3	Presentation dated September 9, 2014, entitled “Providing Shareholders the Balance of Fresh Perspectives and Continuity to Support Continued Progress and Success”